© 2 0 2 6 A m e r e s c o , I n c . A l l r i g h t s r e s e r v e d . ameresco.com Q3 2026 Supplemental Information November 9, 2026

Safe Harbor Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained herein specifically include expectations about market conditions, pipeline, visibility, backlog and conversion thereof, pending agreements, new and expanding market opportunities, financial guidance including estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, goals, strategies, investment objectives, plans and achievements and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions .The forward-looking statements included herein involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known by the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. These risks and uncertainties inc lude, but are not limited to: (i) demand for our energy efficiency and infrastructure solutions and our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles and expand into new lines of business); (ii) the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; (iii) the timing of work we do on projects where we recognize revenue on a percentage of completion basis; (iv) the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; (v) the fiscal health of the government and the impact of any government shutdowns; (vi) our ability to complete and operate our projects on a profitable basis and as committed to our customers; (vii) our cash flows from operations and our ability to arrange financing to fund our operations and projects; (viii) our customers’ ability to finance their projects and credit risk from our customers; (ix) our ability to comply with covenants in our existing debt agreements; (x) the impact of macroeconomic challenges, weather related events and climate change; (xi) our reliance on third parties for our construction and installation work; (xii) availability and cost of labor and equipment; (xiii) global supply chain challenges, component shortages and inflationary pressures; (xiv) changes in federal, state and local government policies and programs related to our business; (xv) the ability of customers to cancel or defer contracts included in our backlog; (xvi) the output and performance of our energy plants and energy projects; (xvii) cybersecurity incidents and breaches; (xviii) regulatory and other risks inherent to constructing and operating energy assets; (xix) the effects of and ability to close our acquisitions and joint ventures; (xx) seasonality in construction and in demand for our products and services; (xxi) a customer’s decision to delay our work on, or other risks involved with, a particular project; (xxii) the addition of new customers or the loss of existing customers; (xxiii) market price of our Class A Common stock prevailing from time to time; (xxiv) the nature of other investment opportunities presented to our Company from time to time; (xxv) risks related to our international operation and international growth strategy; and (xxvi) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non- GAAP Reconciliation.” Other Definitions More details on additional definitions used herein, such as total project backlog, awarded backlog, contracted backlog, O&M backlog, 12-month backlog and assets in development are provided in our periodic reports filed with the SEC. 2

Integrated Platform: Three Lines of Business 3 A differentiated model combining project growth, recurring services and long-term asset ownership Complementary business lines drive recurring revenue, profits, and long-term revenue visibility. Projects O&M Energy Assets Large-scale customer solutions create growth, revenue visibility & generate cash Recurring revenue complements the full lifecycle model with long-term contracts Owned infrastructure converts expertise into high-margin recurring revenue * Adjusted EBITDA percentages allocate corporate expenses according to revenue share Q3 2026 by Business Line Projects 77% Assets 13% O&M 6% Other 4% Projects 45% Assets 44% O&M 10% Other 1% $580M Revenue $92M Adjusted EBITDA*

4 1 Buildings & Public Infrastructure includes solutions such as: Energy efficiency, Building Envelope, Lighting, HVAC, Controls, Central Plant, etc. 2 Firm Energy includes solutions such as: Cogeneration (CHP), Natural Gas Power Plant, Fuel Cell, etc. 3 IPP = Independent Power Producer, or similar Project backlog is well-diversified, balancing core efficiency demand with growing power infrastructure opportunities. Diversified Total Project Backlog of $7.2B As of 9/30/2026 Building & Public Infrastructure1 40% Domestic Solar + BESS 7% International Solar + BESS 9% Firm Energy2 31% Hydropower 5% Microgrid with Distributed Resources 5% Other 3% Total Project Backlog by Solution Power Infrastructure 57% Civilian Agency 14% Defense Dept. and Related 16% Public Sector 11% K-12 3% Higher Ed. 6% Public Housing 1% Healthcare 1% Commercial & Industrial 2% Domestic Utility / IPP3 9% International Utility / IPP3 11%Data Center 25% Other 1% Total Project Backlog by Customer Segment U.S. Federal Government 30% MUSH 22%

Project Backlog Funnel with Recurring Revenue Foundation

As of 9/30/2026

Project Backlog Funnel

Pipeline / Sales Cycle

- Qualify opportunity
- Investment-grade audit
- Preliminary engineering
  Structure financing
- Competitive bidding

TRIGGER
Customer Exclusivity

Awarded Backlog
$4.6B

- Detailed design
- Permitting & interconnection
- Financing arrangement
- Procurement planning

~12–24 Months to Contract

TRIGGER
Signed Contract

Contracted Backlog
$2.6B

- Construction & installation
- Commissioning
- Billing & collections
- Ongoing M&V reporting

~12–36 Months of Revenue

$11.9B ***Total Revenue Visibility***

=

$7.2B ***Total Project Backlog***

+

$1.5B ***O&M Backlog[1]***

+

$3.2B ***Operating Energy Assets[2]***

Project execution drives future growth, and recurring revenue delivers long-term cash flows.

[1] *17.0 year weighted avg. lifetime*

[2] *$3.2 Operating Energy Asset Revenue visibility = $2.01B (14.6 year weighted average PPA remaining; Estimated contracted revenue and incentives during PPA period) + $1.2B (additional estimated revenue from market price RNG; Estimated additional revenue from operating RNG assets over a 20-year period, assuming RINs at $1.50/gallon and brown gas at $3.50/MMBtu with $3.00/MMBtu for LCFS on certain projects)*

5

Energy Asset Portfolio – Ameresco’s Ownership 6 As of 9/30/2026 Numbers may not sum due to rounding 827 MWe of Energy Assets in Operation 48 MWe of Non-RNG Biogas, 61 MWe of RNG, 454 MW of Solar, 253 MW of Battery, 11 MW of Other The formation of Neogenyx in Q2 2026 deconsolidated 26MWe of RNG and 21MW of non-RNG biogas from our previously-reported figures at a 70/30 split 500 MWe of Energy Assets in Development The formation of Neogenyx Fuels in Q2 2026 deconsolidated 19 MWe of RNG from our previously reported figures at a 70/30 split Energy Assets in Operation 827 MWe Other 1% Battery 31% Solar 55% Biogas: RNG 7% Biogas: Non-RNG 6% Energy Assets in Development & Construction 500 MWe Firm Generation 28% Battery 39% Solar 23% Biogas 10%

Disciplined Use of Debt 7 As of 9/30/2026 Total Debt Energy Asset Debt by Stage Energy Asset Debt • Debt amortizes through energy asset cash generation • Conservative underwriting based on a debt service coverage ratio to contracted cash flows • Underlying assets as collateral Corporate Debt • Recourse to Ameresco corporate • Support operations & working capital Majority of Ameresco’s debt is limited recourse and backed by contracted cash flows with investment grade off-takers. Total Debt $2.01B Corporate Debt $0.38B European Facilities $0.03B ▼ Energy Asset Debt $1.60B 2.9x leverage $0.70B $0.38B $1.87B $1.22B Energy Asset Book Value Energy Asset Debt 65% advance rate Operating Development & Construction 54% advance rate

Durable Growth, Expanding Profit, Strong Revenue Visibility 8 Projects create scale and backlog, O&M strengthens customer continuity, and Energy Assets drive Adjusted EBITDA Revenue ($M) Adjusted EBITDA ($M) Total Revenue Visibility ($B) Strong, consistent growth in revenue and Adj. EBITDA Project backlog growth drives multi-year revenue visibility Recurring revenue supports expanded earnings & cash flow Disciplined capital allocation supports long-term value 1 CAGR calculated from FY 2026 Guidance mid-point 2 Adjusted EBITDA CAGR is calculated using results that represent consolidated net income and no longer includes an adjustment to remove the non-controlling interest portion. $164 $226 $250 $295- $305 2023 2024 2025 2026 Guidance $1,375 $1,770 $1,932 $2,130- $2,150 2023 2024 2025 2026 Guidance $7.4 $9.5 $10.4 $11.9 2023 2024 2025 as of 09/30/26 15.9% CAGR 2023-20261 22.3% CAGR (as adjusted2) 2023-20261 17.0% CAGR 2023-20261

Adjusted Cash from Operations Better Reflects Underlying Cash Generation

As of 09/30/2026

The Challenge

- Federal ESPC financing is key to our project economics but is classified outside GAAP **Cash from Operations (CFO)**
- Project timing and working capital movements create significant quarter-to-quarter volatility
- As a result, reported GAAP CFO can obscure the underlying cash generated by the business

Economic Reality	GAAP Classification
Working capital & Federal ESPC receivables	Operating
Federal ESPC financing proceeds	Financing

The Adjustment

- Adjust for financing and monetization proceeds directly tied to project economics
- Rolling 8-quarter Adjusted CFO is a better representation of project implementation cycle
- Provides a more consistent view of cash conversion over time

$26M **Q3 2026 8-Quarter Avg. Adjusted CFO**

Reported GAAP CFO [1]	**$1M**
+ Federal ESPC Financing	**$25M**
= Adjusted CFO	**$26M**

8-Quarter Rolling Non-GAAP Avg. Adjusted CFO


$60
$50
$40
$30
$20
$10
$0
2024
2025
2026

Rolling 8-qtr Adjusted CFO provides a more representative view of underlying cash generation across project-driven model.

[1] Cash flows from operating activities includes proceeds from sales of investment tax credits. Prior to the change in our method of accounting for nonrefundable, transferable investment tax credits associated with our energy assets, these proceeds were not included in operating activities. Prior periods, including 2025, have been retrospectively adjusted.

9

FY 2026 Guidance 10 Published 11/09/26 Total Revenue Visibility supports confidence in full year guidance. 1 The Company’s Adjusted EBITDA and Non-GAAP EPS guidance excludes adjustments for one-time charges, energy asset and goodwill impairment charges, changes in contingent consideration, restructuring activities, as well as any related tax impact. Revenue $2.13 billion $2.15 billion Gross Margin 17% 18% Adjusted EBITDA1 $295 million $305 million Depreciation & Amortization $115 million $116 million Interest Expense & Other $105 million $110 million Effective Tax Rate Approximately (50%) Non-GAAP EPS1 $1.85 $1.95 Low HighGuidance

Non-GAAP Financial Measures 11 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non- GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non-GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income before income tax (benefit) provision, interest and other expenses net, depreciation and amortization of intangible assets, accretion of asset retirement obligations, stock- based compensation expense, energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. We believe adjusted EBITDA and adjusted EBITDA margin are useful to investors in evaluating our operating performance for the following reasons: (i) adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired, (ii) securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies, and (iii) by comparing our adjusted EBITDA across historical periods and with that of other companies, investors can evaluate our operating results without the additional variations resulting from certain items that may vary based on financing and accounting methods, capital structures, asset values and acquisition methods. Our management uses adjusted EBITDA and adjusted EBITDA margin (i) as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance, (ii) for planning purposes, including the preparation of our annual operating budget, (iii) to allocate resources to enhance the financial performance of the business, (iv) to evaluate the effectiveness of our business strategies, and (v) in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and Non-GAAP EPS We define Non-GAAP net income and Non-GAP earnings per share (Non-GAAP EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. Non- GAAP EPS is equal to Non-GAAP net income divided by diluted shares outstanding. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Non-GAAP Adjusted Cash from Operations We define Non-GAAP adjusted cash from operations as cash flows from operating activities plus proceeds from Federal ESPC projects. Federal ESPC projects are treated as financing cash flows under GAAP. These cash flows, however, correspond to benefits generated by the underlying assets and projects. Thus, we believe that adjusting operating cash flow to include the cash generated by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses Non-GAAP adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our operations.

GAAP to Non-GAAP Reconciliation 12 (1) During Q3 2026, we changed our method of accounting for nonrefundable, transferable investment tax credits associated with our energy assets effective January 1, 2026. Under the new method, we recognize ITCs in the income tax provision in the period the credits are generated rather than as a reduction in the cost basis of the related energy assets. The change was applied retrospectively, including to our 2025 results. (2) The reconciliation to Adjusted EBITDA now begins with consolidated net income rather than net income attributable to common shareholders, eliminating the need for an adjustment to remove the non-controlling interest portion. (3) Cash flows from operating activities includes proceeds from sales of investment tax credits. Prior to the change in our method of accounting for nonrefundable, transferable investment tax credits associated with our energy assets, these proceeds were not included in operating activities. Prior periods, including 2025, have been retrospectively adjusted. (Unaudited) (Unaudited) Adjusted EBITDA: Net Income (2) 46,802 77,283 Less: Income tax benefit (12,255) (61,150) Plus: Interest and other expenses, net 26,712 24,188 Plus: Depreciation and amortization 25,969 29,264 Plus: Stock-based compensation 4,092 3,746 Plus: Contingent consideration, restructuring and other charges 421 391 Adjusted EBITDA 91,741$ 73,722$ Adjusted EBITDA margin 15.8% 14.0% Non-GAAP net income and Non-GAAP EPS: Net income attributable to common shareholders 31,881$ 74,038$ Impact from non-controlling interests and redeemable non-controlling interests 14,921 3,245 Net Income 46,802 77,283 Adjustment for accretion of tax equity financing fees - (27) Plus: Contingent consideration, restructuring and other charges 421 391 Income Tax effect of Non-GAAP adjustments (109) (102) Non-GAAP net income (loss) 47,114$ 77,545$ Non-GAAP earnings per share: Diluted net income (loss) per common share 0.59$ 1.39$ Non-GAAP EPS 0.88$ 1.45$ Non-GAAP Adjusted cash from operations Cash flows from operating activities (3) (8,849)$ 17,711$ Plus: proceeds from Federal ESPC projects 12,593 46,619 Non-GAAP Adjusted cash from operations 3,744$ 64,331$ 2026 2025 As Adjusted (1) Three Months Ended September 30,

GAAP to Non-GAAP Reconciliation 13 1 The reconciliation to Adjusted EBITDA now begins with consolidated net income rather than net income attributable to common shareholders, eliminating the need for an adjustment to remove the non- controlling interest portion. 2 Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net income (loss) (1) 43,705$ (14,308)$ 18,002$ 371$ 47,770$ Plus (less): Income tax provision (benefit) (562)$ (15,783)$ (34)$ (21)$ (16,400)$ Plus: Other expenses, net 24,043$ 50,568$ 1,940$ 2,081$ 78,632$ Plus: Depreciation and amortization 2,498$ 87,314$ 755$ 450$ 91,017$ Plus: Stock-based compensation 8,364$ 2,027$ 774$ 482$ 11,647$ Plus: Energy asset impairment charges -$ 334$ -$ -$ 334$ Plus: Contingent consideration, restructuring and other charges 500$ 717$ 13$ 2$ 1,232$ Adjusted EBITDA 78,548$ 110,869$ 21,450$ 3,365$ 214,232$ Adjusted EBITDA margin 7.0% 52.3% 20.7% 5.2% 14.3% Nine Months Ended September 30, 2026

GAAP to Non-GAAP Reconciliation 14 (1) Cash flows from operating activities includes proceeds from sales of investment tax credits. Prior to the change in our method of accounting for nonrefundable, transferable investment tax credits associated with our energy assets, these proceeds were not included in operating activities. Prior periods, including 2025, have been retrospectively adjusted. ($ in Thousands) 2022 2023 2024 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Cash Flow from Operations (1) (276,122) (31,722) 34,674 (65,118) 58,772 (92,621) (6,572) (29,570) 20,817 53,314 25,091 18,376 (28,304) 43,914 17,712 18,690 35,396 (86,798) (8,852) Proceeds from Federal ESPC projects 64,788 56,943 52,134 64,495 42,309 34,390 30,604 47,040 19,580 100,550 9,269 35,380 29,731 5,689 46,619 17,682 26,583 21,527 12,592 Non-GAAP Adjusted Cash from Operations (211,333) 25,220 86,808 (623) 101,081 (58,231) 24,032 17,469 40,397 153,864 34,360 53,756 1,427 49,603 64,331 36,372 61,979 (65,271) 3,741 Rolling 8-qtr Non-GAAP Adjusted Cash from Operations (10,955) (14,108) (9,606) (14,126) (840) (5,479) (5,496) (1,947) 29,519 45,600 39,044 45,841 33,384 46,864 51,901 54,264 56,962 29,570 25,742